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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 7, 2006

                        ALLIED HEALTHCARE PRODUCTS, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                                    0-19266                          25-1370721
--------------------------------            --------------------------------    -------------------------
(State or other jurisdiction                (Commission File Number)                (IRS Employer
     of incorporation)                                                           Identification No.)
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                1720 SUBLETTE AVENUE, SAINT LOUIS, MISSOURI 63110
       -------------------------------------------------------------------
                    (address of principal executive offices)

Registrant's telephone number, including area code: (314) 771-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.02 Results of Operation and Financial Condition.

      On September 7, 2006, the Registrant issued a press release setting forth results for the fourth quarter and year ended June 30, 2006. The full text of the release is included as an exhibit hereto. For the quarter ended June 30, 2006, the Registrant reported that it earned net income of $629,000, or 08 cents per diluted share, versus $1.5 million, or 19 cents per diluted share, for the quarter ended June 30, 2005. For the full fiscal year 2006, the Registrant reported net income of $1.6 million, or 20 cents per diluted share, compared to about $2.3 million, or 30 cents per diluted share, for 2005. Although sales for the 2006 quarter and year increased modestly over 2005 levels, order entry declined for both the 2006 quarter and the 2006 year.

      As set forth in the release, a direct comparison of final quarter results in 2006 and 2005 is complicated by the fact that the periods both included favorable tax adjustments of differing magnitudes. The 2006 fourth quarter benefited from a settlement and resolution of state tax contingencies which resulted in an adjustment of 4 cents per share. The 2005 final quarter included a tax adjustment which increased earnings by 12 cents per share in that period.
These relative tax benefits are also reflected in the 2006 and 2005 full year earnings, respectively.

      The Company also reported that increased material costs were the second largest drag on fourth quarter results in 2006. Led by a 77 percent jump in the price of copper, which is a major component of the brass used in many Allied products, material costs in the fourth quarter increased more than 7 percent over those of 2005. Higher material costs accounted for 5 cents of the quarter's decline in earnings per share.


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

      Reference is made to the press release furnished as an exhibit hereto relating to fourth quarter and fiscal year 2006 earnings.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

          Exhibit 99 Press Release dated September 7, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ALLIED HEALTHCARE PRODUCTS, INC.

                                    By:
                                             /s/ Daniel C. Dunn
Date: September 7, 2006             ----------------------------------
                                    Daniel C. Dunn
                                    Vice-President, Chief Financial Officer and
                                    Secretary